UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 3, 2005
                                (Date of Report)


                         NANOSCIENCE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-26067                  87-0571300
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                      45 ROCKEFELLER PLAZA, SUITE 2000 #43
                               NEW YORK, NY 10111
                    (Address of principal executive offices)


                                 (281) 332-3443
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

This Report on Form 8-K being filed by Nanoscience Technologies, Inc., a Nevada corporation (the "Registrant") relates to the Registrant's appointment of two new officers of the Registrant and the appointment of one new director to the Board of Directors of the Registrant.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            Effective September 27, 2005, the Board of Directors of the Registrant appointed Mr. David Keenan, age 49, to serve as President, Chief Executive Officer and Director of the Registrant. Mr. Keenan is an accomplished technologist with extensive experience in new product development, new technology commercialization, operations, sales, marketing and business strategy. Mr. Keenan serves as technology advisor to equity investors in a variety of new ventures. He analyzes emerging technology trends and presents regularly at the Minnesota Futurists and the Minnesota Nanotechnology Study Group. Mr. Keenan is also a contributing journalist for the Nano For People newsletter, a publication of The NanoTechnology Group. Prior to founding Small Technology Consulting in 2003, Mr. Keenan served in progressive management roles with Goodrich Sensor Systems, Sheldahl and 3M over a 25 year period. Mr. Keenan has been deeply involved in commercializing technology products including microsensors and actuators, aerospace thermal management materials, specialty thin film materials, and optical data storage media. He graduated from University of Wisconsin with a Bachelors degree in Chemical Engineering and completed the Masters program in Management of Technology from the University of Minnesota's Center for the Development of Technological Leadership.

            Effective  September  27,  2005,  the  Board  of  Directors  of  the
Registrant accepted Mr. David Rector's resignation as President and Chief Executive Officer. On the same date, they appointed Mr. Rector, age 58, to serve as Chief Operating Officer. Since 1985, Mr. Rector has been the principal of the David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. Mr. Rector currently serves as a member of the Board of Directors of Senseco Technologies, Inc., an American Stock Exchange biotech agricultural and life sciences company developing technology in the area of cell death genomics addressing agricultural applications and human chronic diseases including cancer, heart disease, glaucoma, arthritis, among others. Mr. Rector also serves as a Director of Superior Galleries, Inc., a publicly traded company. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, a wholly-owned subsidiary of Reckitt & Coleman, N.A. From 1980 until 1983, Mr. Rector served Director of Marketing of Sunset Designs. From 1971 until 1980, Mr. Rector served in progressive roles with Crown Zellerbach Corporation, a multi-billion dollar pulp and paper Industry Corporation. Mr. Rector received a Bachelor of Science degree in business/finance from Murray State University in 1969.

            See Registrant's press release announcing the new positions of both Mr. Keenan and Mr. Rector attached hereto as Exhibit 99.1

ITEM 8.01  OTHER EVENTS

         Effective October 3, 2005, the Board of Directors of the Registrant approved the form, terms and provisions of the Nanoscience Technologies, Inc. 2005 Stock Option Plan (the "OPTION PLAN") and the Nanoscience Technologies, Inc. 2005 Stock Option Plan for Independent and Non-Employee Directors (the "INDEPENDENT DIRECTOR'S PLAN").

         Subject to approval of the Option Plan by the stockholders of the Registrant, in recognition of his service to the Registrant to date, the Board of Directors approved the grant to David Rector, under the Option Plan and in accordance therewith, of options to acquire an aggregate of 100,000 shares of Common Stock at the exercise price of $0.78 per share, expiring 10 years from the date of grant.

         Subject to approval of the Option Plan by the stockholders of the Registrant, in recognition of his service to the Registrant to date, the Board of Directors approved the grant to Steven Katz, under the Option Plan and in accordance therewith, of options to acquire an aggregate of 50,000 shares of Common Stock at the exercise price of $0.78 per share, expiring 10 years from the date of grant.

         Subject to approval of the Independent Director's Plan by the stockholders of the Registrant, in recognition of his service to the Registrant to date, the Board of Directors approved the grant to Albert Passner, under the Independent Director's Plan and in accordance therewith, of options to acquire an aggregate of 50,000 shares of Common Stock at the exercise price of $0.78 per share, expiring 10 years from the date of grant.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            99.1     Copy of Press Release, dated September 27, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 3, 2005


                                            NANOSCIENCE TECHNOLOGIES, INC.


                                            /s/ David Rector
                                            ------------------------------------
                                            Name:    David Rector
                                            Title: Chief Operating Officer

                                                                    EXHIBIT 99.1

[Logo--Nanoscience Technologies, Inc.]


NANOSCIENCE TECHNOLOGIES, INC. APPOINTS MR. DAVID KEENAN TO PRESIDENT AND CHIEF EXECUTIVE OFFICER.

For Immediate Release

New York, NY - September 27, 2005. 8:00:00 AM ET - Nanoscience Technologies, Inc. (OTC BB: NANS) announced the appointment of David Keenan, 49, to President and CEO. In his new role with the Company Mr. Keenan will assume responsibility for all operating venues and focus on developing corporate research & development partnerships and identifying licensing opportunities for the area of DNA nanotechnology. NTI holds the worldwide exclusive licensing rights to the intellectual property of Dr. Nadrian Seeman, Professor of Chemistry at New York University.

Mr. Keenan is well versed in the nanotechnology arena and has significant experience in developing markets for technical products. He has previously served as Business Development Manager, Advanced MicroMachines, a business within Goodrich Corporation's sensor systems division. Prior to his role at Goodrich he worked with Sheldahl, Inc., a prime supplier of thermal controls for spacecraft, and for over a decade worked with the 3M Company in the area of optical recording discs. Mr Keenan stated, "We intend on moving rapidly to align ourselves with significant corporate research partners in the nano arena and we will aggressively pursue initial licensing arrangements for the wide array of DNA nanotechnology tools emerging through our licensing rights for the fabrication and manufacturing world." David Rector, the former President and CEO of NTI, will assume the post of Chief Operating Officer.

Mr. Keenan holds a BS in Chemical Engineering from the University of Wisconsin and a MS Management Technology from the University of Minnesota. He presents regularly to the Minnesota Nanotechnology Study Group and provides editorial input for the The NanoTechnology Group webzine.

ABOUT NANOSCIENCE TECHNOLOGIES, INC.

NANOSCIENCE TECHNOLOGIES, INC. combines business management, technology licensing and commercialization strategies to create a cohesive effort dedicated to delivering nanotechnology manufacturing solutions, nanodevices and nanomaterials to a wide range of industries worldwide. The Company's common equity is traded over-the-counter bulletin board (OTCBB: NANS).

The Company holds exclusive license rights to technology developed by New York University's (NYU) `Seeman Laboratory' headed by Dr. Nadrian C. Seeman, the inventor of DNA-based nanoscience. Dr. Seeman is one of the foremost and recognized world leaders in DNA nanoscience research today and has been the recipient of many scientific awards. He is one of an elite few ever to be awarded the internationally prestigious Feynman Prize which he received in 1995. He is the author of over 200 published articles with more than 100 related to nanotechnology, 182 abstracts and oral presentations, and has been the recipient of numerous other scientific awards and industry citations for his excellence, prominence and contributions towards transforming the promise of nanotechnology into reality. More recently the Seeman Laboratory has developed and filed a patent application on a proprietary bi-pedal device (NOTE: THIS DISCOVERY HAS RECENTLY BEEN COVERED IN NEW

SCIENTIST, MAY 2004, AND DISCOVERYCHANNEL.COM). In addition, Dr Seeman was featured on the cover of the June 2004 Scientific American and had the lead article in that issue on DNA nanotechnology. He was recently published in Science magazine in December 2004.

Structural DNA nanotechnology seeks to exploit the architectural properties of DNA with the ultimate goal of organizing matter in three dimensions. Pharmaceutical development, nano-electronics and the creation of new materials are among the initiatives and potential applications of this research. Nanoscience Technologies, Inc. now holds exclusive licensing rights to a portfolio of intellectual property from the Seeman Laboratory that has either been granted, filed, or pending. The primary building block of the Seeman Laboratory is using the DNA construct which is believed to be the best platform to achieve the systems and processes necessary to deliver nanotechnology products in many commercial arenas globally.

CERTAIN STATEMENTS INCLUDED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM SUCH STATEMENTS EXPRESSED OR IMPLIED HEREIN AS A RESULT OF A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO: THE DEVELOPMENT OF THE COMPANY'S DNA NANOTECHNOLOGY; THE APPROVAL OF THE COMPANY'S PATENT APPLICATIONS; THE SUCCESSFUL IMPLEMENTATION OF THE COMPANY'S RESEARCH AND DEVELOPMENT PROGRAMS AND JOINT VENTURES; THE SUCCESS OF THE COMPANY'S LICENSE AGREEMENTS; THE ACCEPTANCE BY THE MARKET OF THE COMPANY'S PRODUCTS; COMPETITION AND THE TIMING OF PROJECTS AND TRENDS IN FUTURE OPERATING PERFORMANCE, AS WELL AS OTHER FACTORS EXPRESSED FROM TIME TO TIME IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). AS A RESULT, THIS PRESS RELEASE SHOULD BE READ IN CONJUNCTION WITH THE COMPANY'S PERIODIC FILINGS WITH THE SEC. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE MADE ONLY AS OF THE DATE OF THIS PRESS RELEASE, AND THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE SUCH FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.

COMPANY CONTACT:                                  INVESTOR RELATIONS CONTACT:
----------------                                  --------------------------
Nanoscience Technologies, Inc.                    Maplehurst Capital Corporation
David R. Keenan                                   Richard Hull
President and CEO                                 CEO
(212) 332-3443                                    (917) 838-3991
                                                  info@maplehurstcapital.com










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